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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 10, 2003


                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


           0-26682                                     11-3199437
    (Commission File Number)                   (I.R.S. Identification Number)


10 Edison Street East, Amityville, New York                 11701
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's Telephone Number, Including Area Code:  (631) 842-7600


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits
         Exhibit Number
         --------------
         99.1 News release of the Company, dated November 10, 2003.


Item 9.  Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 is a copy of the Company's news release dated November 10, 2003 announcing the unaudited results of operations of the Company for the three months and nine months ended November 10, 2003. This information is provided in response to Items 9 and 12 of this Form.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Technology Flavors & Fragrances, Inc.
                                      (Registrant)


 Date:  November 10, 2003             /s/ Joseph A. Gemmo
                                      ------------------------------------------
                                      Joseph A. Gemmo
                                      Vice President and Chief Financial Officer